SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004

WENDY’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8116	31-0785108

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio	43017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report.)

Item 1.	Changes in Control of Registrant.

Not applicable.

Item 2.	Acquisition or Disposition of Assets.

Not applicable.

Item 3.	Bankruptcy or Receivership.

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.	Resignations of Registrant’s Directors.

Not applicable.

Item 7.	Financial Statements and Exhibits.

The press release, and other information described in Item 12, is attached hereto as Exhibit 99.

Item 8.	Change in Fiscal Year.

Not applicable.

Item 9.	Regulation FD Disclosure.

Not applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 12.	Results of Operations and Financial Condition.

On January 30, 2004, the Company issued a press release and other financial information regarding its fourth quarter and full year 2003 results. The press release and other financial information are attached hereto as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC

	By:	/s/ Kerrii B. Anderson

Date: January 30, 2004		Kerrii B. Anderson Executive Vice President & Chief Financial Officer